SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012 (April 17, 2012)

Education Management Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. – Other Events

On April 17, 2012, the plaintiffs in the securities class action lawsuit captioned Gaer v. Education Management Corp., et. al, voluntarily withdrew their appeal to the Third Circuit Court of Appeals (the “Court”) of the dismissal of the lawsuit by the United States District Court for the Western District of Pennsylvania with prejudice in September 2011. The lawsuit alleged violations of certain federal securities laws by Education Management Corporation (the “Company”) and the other defendants in the case in connection with the Company’s initial public offering and subsequent press releases and filings with the Securities and Exchange Commission. The Court entered an Order dismissing the appeal with prejudice on April 18, 2012.

Item 9.01 – Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION

By:	/s/ J. Devitt Kramer
J. Devitt Kramer
Senior Vice President and General Counsel

Dated: April 18, 2012